UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2005


                               Anza Capital, Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                         O-24512                88-1273503
       (State or other                 (Commission            (I.R.S. Employer
jurisdiction of incorporation)         File Number)          Identification No.)


                         3200 Bristol Street, Suite 700
                              Costa Mesa, CA 92626
               (Address of principal executive offices) (zip code)


                                 (714) 866-2100
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities

      On June 20, 2005, we issued a total of 825,552 shares of our common stock, restricted in accordance with Rule 144, to the three holders of our Series D Convertible Preferred Stock as payment of dividends due through March 31, 2005. The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and shareholders were believed to be accredited and/or sophisticated.

      On June 20, 2005, we issued a total of 164,500 shares of our common stock, restricted in accordance with Rule 144, to Vincent Rinehart, an officer and director, as payment of dividends through June 30, 2005 on our Series F Convertible Preferred Stock. The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the shareholder was accredited.

EXHIBITS

      None.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2005                  Anza Capital, Inc.,
                                      a Nevada corporation


                                      /s/  Vincent Rinehart
                                      ------------------------------------------
                                      By   Vincent Rinehart
                                      Its: President and Chief Executive Officer


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